SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 21, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2004, Unifi, Inc. (the "Registrant") issued a press release announcing the results for its first quarter of fiscal year 2005 ending September 26, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)  As previously disclosed in the Registrant's proxy statement, Mr. G. Alfred Webster, a director of the Company, did not stand for re-election at the Company's Annual Meeting held on October 21, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on October 21, 2004 by Unifi, Inc. announcing the financial results for its first quarter of fiscal year 2005 ending September 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       UNIFI, INC.

                                                                                       By:       /s/ CHARLES F. MCCOY
                                                                                                        Charles F. McCoy
                                                                                                        Vice President, Secretary and General
                                                                                                          Counsel

Dated:  October 21, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on October 21, 2004 by Unifi, Inc. concerning the financial results for its first quarter of fiscal year 2005 ending September 26, 2004.